UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2020

VISTRA CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38086	36-4833255
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 Sierra Drive Irving, TX	75039
(Address of principal executive offices)	(Zip Code)

(214) 812-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	VST	New York Stock Exchange
Warrants	VST.WS.A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the existing accounts receivable securitization facility (the “AR Facility”), on October 9, 2020, TXU Energy Receivables Company LLC (“TXU Receivables”), a wholly owned subsidiary of TXU Energy Retail Company LLC (“TXU Retail”), and Vistra Operations Company LLC (“Vistra Operations”) entered into (i) an amendment (the “RPA Amendment”) to the Receivables Purchase Agreement dated as of August 21, 2018 (as amended, supplemented or otherwise modified from time to time, the “RPA”) among TXU Receivables, as seller, TXU Retail, as servicer, Vistra Operations, as performance guarantor, certain purchaser agents and purchasers named therein and Credit Agricole Corporate and Investment Bank, as administrator (the “Administrator”), which amends certain provisions, including joining MUFG Bank, Ltd. (“MUFG”) as an additional purchaser agent and Gotham Funding Corporation as an additional purchaser, and (ii) an amendment (the “PSA Amendment” and together with the RPA Amendment, the “Receivables Amendments”) to the Purchase and Sale Agreement, dated as of August 21, 2018 (as amended, supplemented or otherwise modified from time to time, the “PSA”), among TXU Retail, as servicer and as an originator, the other originators named therein (collectively with TXU Retail, the “Originators”) and TXU Receivables, as purchaser, which amends certain provisions, including (1) adding TXU Retail as servicer on behalf of the Originators and (2) reflecting the entry into the repurchase facility described below.

On October 9, 2020, TXU Retail, as seller (“Seller”) and seller party agent, and the Originators entered into a $125 million repurchase facility (the “Repurchase Facility”) with MUFG, as buyer (“Buyer”), pursuant to (i) a Master Framework Agreement, dated as of October 9, 2020 (the “Framework Agreement”), among Seller, TXU Retail as seller party agent, the Originators and Buyer and (ii) a Master Repurchase Agreement, dated as of October 9, 2020 (the “Master Repurchase Agreement”), between Seller and Buyer. The Framework Agreement and the Master Repurchase Agreement provide for a repurchase facility collateralized by a subordinated note (the “Subordinated Note”) issued by TXU Receivables in favor of TXU Retail, for the benefit of the Originators, and representing a portion of the purchase price paid for the accounts receivable sold by the Originators to TXU Receivables under the AR Facility.

Under the Repurchase Facility, Seller may request that Buyer transfer funds to Seller in exchange for a transfer of the Subordinated Note, with a simultaneous agreement by Seller to transfer funds to Buyer at a date certain or on demand in exchange for the return of the Subordinated Note (collectively, the “Transactions ”). Buyer is not committed to enter into any Transactions. The Transactions are expected to have a term of one month, unless terminated earlier on demand by Seller or terminated by Buyer after an event of default. Under the Repurchase Facility, TXU Retail shall pay an interest rate margin equal to the London Interbank Offered Rate (“LIBOR”), plus 1.20%, with respect to amounts advanced by Buyer. Customary LIBOR replacement provisions are included in the Master Repurchase Agreement. TXU Retail also paid an upfront program fee in connection with the Repurchase Facility. Unless earlier terminated under the Master Repurchase Agreement and Framework Agreement, the Repurchase Facility will terminate concurrently with termination of the AR Facility.

In connection with the Repurchase Facility, the Originators have granted MUFG a security interest in the Subordinated Note to secure their obligations under the Framework Agreement and the Master Repurchase Agreement. In addition, pursuant to a Guaranty, dated as October 9, 2020 (the “Guaranty”), between Vistra Operations and MUFG, Vistra Operations has agreed to guarantee the obligations of the Originators under the Framework Agreement and the Seller under the Master Repurchase Agreement. Neither the Originators nor TXU Receivables guarantees the collectability of the receivables under either the AR Facility or the Repurchase Facility.

The Framework Agreement and the Master Repurchase Agreement contain customary representations and warranties, affirmative and negative covenants, and events of default and termination provisions, which provide that should any event of default occur, Buyer may immediately take possession of the Subordinated Note subject to an outstanding Transaction, sell the Subordinated Note and apply the proceeds to amounts owing by Seller. Events of default include, but are not limited to, failure to pay any amounts due under the Repurchase Facility, breaches of any covenants, representations or warranties set forth in the Framework Agreement and the Master Repurchase Agreement, failure of Buyer to have a perfected security interest in the Subordinated Note and proceeds thereof, or an event of default (or similar event) occurs under the AR Facility or an event of default occurs under the Credit Agreement, dated as of October 3, 2016, among Vistra Operations, as borrower, Vistra Intermediate Company LLC, the other credit parties party thereto and Credit Suisse AG, Cayman Islands Branch, as administrative agent, as amended, supplemented or otherwise modified from time to time, other than an event of default that is remedied or waived or contested in good faith, in each case, subject to applicable cure periods.

The foregoing descriptions of the PSA Amendment, the RPA Amendment, the Framework Agreement, the Master Repurchase Agreement, and the Subordinated Note do not purport to be complete and are qualified in their entirety by reference to the PSA Amendment (which includes the form of the Subordinated Note), the RPA Amendment, the Framework Agreement, and the Master Repurchase Agreement, copies of which are filed as Exhibits 4.1, 4.2, 10.1, and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 concerning the Company’s direct financial obligations under Item 1.01 of this Current Report is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

4.1	Fourth Amendment to Purchase and Sale Agreement, dated as of October 9, 2020, among TXU Energy Retail Company LLC, as an originator and servicer, the other originators named therein, and TXU Energy Receivables Company LLC, as purchaser.

4.2	Sixth Amendment to Receivables Purchase Agreement, dated as of October 9, 2020, among TXU Energy Receivables Company LLC, as seller, TXU Energy Retail Company LLC, as servicer, Vistra Operations Company LLC, as performance guarantor, certain purchaser agents and purchasers named therein and Credit Agricole Corporate and Investment Bank, as administrator.

10.1	Master Framework Agreement, dated as of October 9, 2020, by and among TXU Energy Retail Company LLC, as seller and seller party agent, certain originators name therein, and MUFG Bank, Ltd., as buyer.

10.2	Master Repurchase Agreement, dated as of October 9, 2020, between TXU Energy Retail Company LLC and MUFG Bank, Ltd.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 16, 2020

VISTRA CORP.

By:	/s/ Kristopher E. Moldovan
Name:	Kristopher E. Moldovan
Title:	Senior Vice President and Treasurer